                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 5, 2007
                               (October 4, 2007)

                                PSB GROUP, INC.
             (Exact name of registrant as specified in its charter)

          Michigan                      000-50301                42-1591104
(State or other jurisdiction     (Commission File No.)         (IRS Employer
      of incorporation)                                      Identification No.)

          1800 East Twelve Mile Road, Madison Heights, Michigan 48071
         (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (248) 548-2900

                                 Not Applicable
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01       OTHER EVENTS

     On October 4, 2007, PSB Group, Inc. announced an increase in the company's loan loss reserves and the board of directors' decision to suspend the company's previously announced going private merger transaction.

     A copy of the press release is attached hereto as an exhibit and is incorporated herein by reference.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

     (d)        Exhibits

                Exhibit Number
                --------------

                99.1 Press Release, dated October 4, 2007 issued by PSB Group, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PSB GROUP, INC.


Dated: October 5, 2007             By: /s/Michael J. Tierney
                                       ----------------------------------------
                                       Michael J. Tierney
                                       President and Chief Executive Officer

                                 EXHIBIT INDEX

Exhibit Number        Description
--------------        -----------

     99.1             Press Release, dated October 4, 2007 issued by
                      PSB Group, Inc.